Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 18, 2025, is entered into by and between Veradigm Inc., a Delaware corporation (the “Company”), and Stonehill Capital Management LLC (the “Investor”).

WHEREAS:

The Company’s board of directors (the “Board”) desires to appoint Jonathan Sacks, who serves as a Partner of Investor (the “Board Representative”), to the Board, and as a condition of such appointment, Investor has requested certain registration rights under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1. DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

(a) “affiliate” has the meaning provided to such term in Rule 405 under the Securities Act.

(b) “Convertible Notes” means the 0.875% Convertible Senior Notes due 2027 of the Company.

(c) “Convertible Note Indenture” means that certain Indenture, dated as of December 9, 2019, by and between the Company and U.S. Bank National Association, as trustee, as supplemented by that certain First Supplemental Indenture, dated as of February 5, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (as may be further amended, supplemented or modified from time to time).

(d) “Common Stock” means the Company’s common stock, par value $0.01 per share.

(e) “Current Reporting Status” means such time as when the Company has filed all reports and other materials required to be filed under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(f) “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

(g) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such registration statement(s) by the U.S. Securities and Exchange Commission (the “SEC”).

(h) “Registrable Securities” means the Shares and any shares of Common Stock issued or issuable with respect to the Shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event. Registrable Securities shall cease to be Registrable Securities (i) upon the sale thereof pursuant to an effective Registration Statement, (ii) upon the sale thereof pursuant to Rule 144 under the Securities Act, (iii) when such securities cease to be outstanding, or (iv) at such time as the Investor (A) beneficially owns Registrable Securities representing less than 10% of the then-outstanding Common Stock of the Company, (B) no longer has an affiliate serving as a director on the Board and (C) is permitted to sell such Registrable Securities under Rule 144(b)(1) under the Securities Act.

(i) “Registration Expenses” means all registration and filing fee expenses incurred by the Company in effecting any Registration pursuant to this Agreement, including (i) all registration, qualification, and filing fees, printing expenses, and any other fees and expenses associated with filings required to be made with the SEC, FINRA or any other regulatory authority, (ii) all fees and expenses in connection with compliance with or clearing the Registrable Securities for sale under any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses, and (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any cold comfort letters required by or incident to such performance).

(j) “Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, that Registers Registrable Securities, including a Shelf Registration Statement, including the related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all materials incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws. “Registration Statement” shall also include a new Registration Statement, as amended when each became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the SEC.

(k) “Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all similar fees and commissions relating to the Investor’s disposition of the Registrable Securities.

(l) “Shares” means, collectively, any shares of Common Stock beneficially owned by the Investor prior to or after the date hereof, including the shares of Common Stock issuable upon conversion of the Convertible Notes (pursuant to the terms of the Convertible Note Indenture) beneficially owned by the Investor as of the date hereof.

(m) “Shelf Registration Statement” means a “shelf” registration statement of the Company that covers all of the Registrable Securities (and may cover other securities of the Company) on Form S-1 or Form S-3 and under Rule 415 promulgated under the Securities Act, or any successor rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, and including the prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

2. REGISTRATION.

Section 2.1 Piggyback Rights.

(a) If at any time following the Company obtaining Current Reporting Status, the Company proposes to Register Common Stock for public sale (whether proposed to be offered for sale by the Company or by any other Person) under the Securities Act (other than a Registration Statement on Form S-4 or S-8 for transactions specified in Section 2.1(c), or any successor or other forms promulgated for similar purposes), or sell Common Stock pursuant to an effective Registration Statement in a manner which would permit Registration of Registrable Securities for sale to the public under the Securities Act, it will give prompt written notice (which notice shall specify the intended method or methods of disposition) to the Investor (and in any case at least fifteen (15) business days prior to the expected date of filing of such Registration Statement or prospectus supplement to a previously effective Shelf Registration Statement) of its intention to do so and of the Investor’s rights under this Section 2.1. For the avoidance of doubt, to the extent such Registration is being effected pursuant to the exercise of a demand right pursuant to Section 2.2(a), the Company shall not be obligated to provide such notice to the Investor. Upon the written request of the Investor made within five (5) business days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by the Investor), the Company shall use its commercially reasonable efforts to effect the Registration under the Securities Act of all Registrable Securities which the Investor has so requested to be Registered; provided that: (i) the Investor shall have the right to withdraw its request for inclusion of any of its Registrable Securities in any Registration Statement pursuant to this Section 2.1(a) by giving written notice to the Company of such withdrawal, provided, that, in the case of any underwritten offering, written notice of such withdrawal must be given to the Company prior to the time at which the offering price and underwriter’s discount is determined with the managing underwriter or underwriters; (ii) if, at any time after giving written notice of its intention to Register any Common Stock and prior to the effective date of the Registration Statement filed in connection with such Registration, the Company shall determine for any reason not to proceed with the proposed Registration of the Common Stock to be sold by it, the Company may, at its election, give written notice of such determination to the Investor and, thereupon, the Company shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) without prejudice to the rights of the Investor to request that such Registration be effected as a Registration under Section 2.2(a); and (iii) subject to clause (i), if such Registration involves an underwritten offering, the Investor must, upon the written request of the Company, sell its Registrable Securities to the underwriters on the same terms and conditions as apply to the other shares of Common Stock being sold through underwriters under such Registration, with, in the case of a combined primary and secondary offering, only such differences, including any with respect to representations and warranties, indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.

(b) Priority in Piggyback Registrations. If a Registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company in writing (a copy of which shall be provided to the Investor) that, in its opinion, the number of Registrable Securities and other shares of Common Stock requested to be included in such Registration exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the securities offered in such offering, then the Company shall include in such Registration: (i) first, the shares of Common Stock the Company proposes to sell for its own account; and (ii) second, such number of Registrable Securities requested to be included in such Registration by the Investor which, in the opinion of such managing underwriter, can be sold without having the material and adverse effect referred to above.

(c) Excluded Transactions. The Company shall not be obligated to effect any Registration of Registrable Securities under this Section 2.1 incidental to the Registration of any of its Securities in connection with:

(i) a Registration Statement filed solely to cover issuances or resales under employee benefits plans or dividend reinvestment plans;

(ii) any Registration Statement relating solely to the acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses, assets or properties; or

(iii) any Registration related solely to an exchange by the Company of its own securities.

(d) Plan of Distribution, Underwriters and Advisors. If a Registration pursuant to this Section 2.1 involves an underwritten offering, the Company shall (i) determine the plan of distribution and (ii) select the investment banker or bankers, managers and any provider of advisory services to administer the offering, including the lead managing underwriter.

Section 2.2 Demand Registration.

(a) General. At any time following the Company obtaining Current Reporting Status, the Investor may deliver a written request (the “Demand Request”) to the Company requesting that the Company effect the Registration under the Securities Act of Registrable Securities and specifying the amount and intended method of disposition thereof (including, but not limited to, an underwritten public offering). Following receipt of the Demand Request from the Investor, the Company shall, as expeditiously as possible, and, in any event, within sixty (60) days after receiving such Demand Request, use its commercially reasonable efforts to file a Registration Statement to effect the Registration under the Securities Act of such Registrable Securities which the Company has been so requested in the Demand Request to Register by the Investor in accordance with the intended method of disposition thereof. During the term of this Agreement, the Investor may deliver a Demand Request to the Company in accordance with this Section 2.2(a) no more than once in any twelve (12) month period; provided that the Investor shall not be permitted to deliver a Demand Request to the Company in accordance with this Section 2.2(a) following the Company’s filing of a Shelf Registration Statement for so long as such Shelf Registration Statement remains effective.

(b) Notwithstanding the foregoing, the Company shall not be obligated to file a Registration Statement relating to any Registration request under Section 2.2(a):

(i) prior to the expiration or waiver of any lockup period applicable to the Investor in respect of a previous public offering; or

(ii) if the amount of Registrable Securities which the Company has been so requested in the Demand Request to Register by the Investor is less than 25% of the Investor’s and its affiliates’ collective beneficial ownership of Common Stock at the time of such Demand Request; or

(iii) if, in the good faith judgment of the Board, the Company is in possession of material non-public information the disclosure of which would be materially adverse to the Company and would not otherwise be required under law, in which case the filing of the Registration Statement may be delayed until the earlier of the second business day after such conditions shall have ceased to exist and the 90th day after receipt by the Company of the Demand Request from the Investor to Register Registrable Securities under this Section 2.2(a); provided that the number of any such delays or any delay pursuant to this clause shall not exceed two (2) in any twelve (12) month period.

(c) Plan of Distribution, Underwriters and Advisors. If a requested Registration pursuant to this Section 2.2 involves an underwritten offering, the Investor shall have the right to (i) determine the plan of distribution and (ii) select the investment banker or bankers, managers and any provider of advisory services to administer the offering (provided, that such investment banker or bankers, managers and providers of advisory services shall be reasonably satisfactory to the Company).

(d) Priority in Demand Registrations. If a requested Registration pursuant to this Section 2.2 involves an underwritten offering, the Company and other holders of registration rights, if any, shall be entitled to participate in such offering unless the managing underwriter advises the Company in writing (a copy of which shall be provided to the Investor) that, in its opinion, the number of securities requested to be included in such offering exceeds the number which can be sold in such offering, so as to be likely to have a material and adverse effect on the price, timing or distribution of the securities offered by the Investor in such offering, in which case the number of securities to be included by the Company or such other investor in such offering (other than Registrable Securities) shall be reduced as necessary to eliminate such effect.

Section 2.3 Shelf Registration. As soon as reasonably practicable after obtaining Current Reporting Status, the Company shall use its commercially reasonable efforts to (a) prepare and file with (or confidentially submit to) the SEC a Shelf Registration Statement that covers all of the Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto and (b) cause such Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable thereafter; provided that (i) the Company shall not be required to file any Shelf Registration Statement during a Suspension Event (as defined in Section 3(e)) or at any time when the Company is in possession of material non-public information, (ii) the Company shall not be deemed to have breached its obligations hereunder if trading of Common Stock is suspended during a Suspension Event and (iii) the Company’s obligation to include the Registrable Securities of the Investor in the Registration Statement shall be expressly conditioned upon the Company’s prior receipt of all information and materials regarding the Investor and the taking of all action reasonably required to be taken by the Investor under applicable laws in order to permit the Company to comply with all applicable requirements of the Securities Act in connection with the registration of the Registrable Securities of the Investor under the Securities Act. From and after the declaration of effectiveness by the SEC of such Shelf Registration Statement, the Company shall use commercially reasonable efforts to cause such Shelf Registration Statement to be continuously effective until the earlier to occur of (A) the date on which there are no longer any Registrable Securities outstanding and (B) the date on which the Investor beneficially owns Registrable Securities representing 5% or less of the then-outstanding Common Stock of the Company. In connection with such Shelf Registration Statement, the Company will, subject to the terms and limitations of this Section 2.3, as promptly as reasonably practicable upon written notice from the Investor in accordance with the terms of this Section 2.3, cooperate in any shelf takedown by amending or supplementing the prospectus related to such Registration as may be reasonably requested by the Investor or as otherwise required to reflect the number of Registrable Securities to be sold thereunder. The Company shall not be required to maintain in effect more than one Shelf Registration Statement at any one time. In the event that the Company files a Shelf Registration Statement pursuant to this Section 2.3 on Form S-1, the Company shall be entitled to convert such Registration Statement to a Shelf Registration Statement on Form S-3 after the Company becomes eligible to use a Form S-3.

3. RELATED COMPANY OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, the Company shall use its commercially reasonable efforts to effect the Registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) Notifications. The Company will promptly notify the Investor promptly of the time when any subsequent amendment to the initial Registration Statement or any new Registration Statement, other than documents incorporated by reference, has been filed with the SEC and/or has become effective or any subsequent supplement to a prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement, any new Registration Statement or any prospectus or for additional information.

(b) Amendments. The Company will prepare and file with the SEC any amendments, post-effective amendments or supplements to the initial Registration Statement, any new Registration Statement or any related prospectus, as applicable, that, (a) as may be necessary to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby, or (b) in the reasonable opinion of the Investor and the Company, as may be necessary or advisable in connection with any sale of Registrable Securities by the Investor.

(c) Investor Review. The Company will not file any amendment or supplement to the Registration Statement, any new Registration Statement or any prospectus, other than documents incorporated by reference, relating to the Investor, the Registrable Securities or the transactions contemplated hereby unless (A) the Investor and its counsel shall have been advised and afforded the opportunity to review and comment thereon at least three (3) business days prior to filing with the SEC and (B) the Company shall have considered in good faith any comments thereon received from the Investor or its counsel.

(d) Copies Available. The Company will furnish to the Investor and its counsel copies of the initial Registration Statement, any prospectus thereunder (including all documents incorporated by reference therein), any prospectus supplement thereunder, any new Registration Statement and all amendments to the initial Registration Statement or any new Registration Statement that are filed with the SEC (including all documents filed with or furnished to the SEC during such period that are deemed to be incorporated by reference therein), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment) and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor that are covered by such Registration Statement, in each case as soon as reasonably practicable upon the Investor’s request and in such quantities as the Investor may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document to the Investor to the extent such document is available on EDGAR.

(e) Notification of Stop Orders; Material Changes. The Company shall use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as practicable. The Company shall advise the Investor promptly (but in no event later than 24 hours) and shall confirm such advice in writing, in each case: (A) of the Company’s receipt of notice of any request by the SEC or any other federal or state governmental authority for amendment of or a supplement to the Registration Statement or any prospectus or for any additional information; (B) of the Company’s receipt of notice of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the initial Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, or any new Registration Statement, or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; (C) of the Company becoming aware of the happening of any event which makes any statement of a material fact made in any Registration Statement or any prospectus untrue or which requires the making of any additions to or changes to the statements then made in any Registration Statement or any prospectus in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend any Registration Statement or any prospectus to comply with the Securities Act or any other law; and (D) of the Company’s determination in good faith that a delay or suspension is necessary to delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company. From time to time, in the case of the occurrence of any of the events set forth in clause (A) to (D) of the immediately preceding sentence (each, a “Suspension Event”), the Company shall give a notice to the Investor to suspend sales of the Registrable Securities pursuant to the applicable Registration Statement and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. The Investor may recommence effecting sales of the Registrable Securities pursuant to the applicable Registration Statement following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Investor promptly following the conclusion of any Suspension Event or its effect. If at any time the SEC, or any other federal or state governmental authority shall issue any stop order suspending the effectiveness of any Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, the Company shall use its commercially reasonable efforts to obtain the withdrawal of such order at the earliest practicable time. The Company shall furnish to the Investor, without charge, a copy of any correspondence from the SEC or the staff of the SEC, or any other federal or state governmental authority to the Company or its representatives relating to the initial Registration Statement, any new Registration Statement or any prospectus, or prospectus supplement as the case may be. In the event of a Suspension Event set forth in clause (C) of the second sentence of this Section 3(e), the Company will use its commercially reasonable efforts to publicly disclose such event as soon as reasonably practicable, or otherwise resolve the matter such that sales under the applicable Registration Statement may resume unless such disclosure is not, in the good faith opinion of the Company, in the best interests of the Company. In the event of a Suspension Event set forth in clause (C) or (D) of the second sentence of this Section 3(e), the Company shall not be permitted to suspend the use of any Registration Statements for such reason for more than 90 consecutive calendar days; provided, further, that the Company may not suspend the use of any Registration Statements more than twice for such reason during any twelve (12) month period.

(f) Confirmation of Effectiveness. If reasonably requested by the Investor at any time in respect of any Registration Statement, the Company shall deliver to the Investor a written confirmation from the Company’s counsel of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including the issuance of a stop order) and whether or not such Registration Statement is currently effective and available to the Company for sale of the Registrable Securities.

(g) Compliance. The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investor in writing if, at any time, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investor is required to deliver a prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the Registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(g), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(h) Blue-Sky. The Company shall register or qualify or cooperate with the Investor and its counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Investor; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(h), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(h), or (iii) file a general consent to service of process in any such jurisdiction.

(i) Cooperation. The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates or uncertificated shares representing the Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the Investor may reasonably request to the extent permitted by such Registration Statement to effect sales of Registrable Securities. For the avoidance of doubt, the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System.

(j) Rule 144. With a view to making available the benefits of certain rules and regulations of the SEC which permit the sale of restricted securities to the public without registration, the Company agrees, following the Company obtaining Current Reporting Status, to use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time during which it is subject to such reporting requirements (or, if the Company is not required to file such reports, it will, upon the reasonable request of Investor, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 under the Securities Act).

(k) Other Registration Rights. The Company acknowledges that (i) prior to the date of this Agreement, the Company is not a party to any other registration rights agreement or arrangement that remains in effect, and (ii) after the date of this Agreement, the Company shall not enter into any registration rights agreement or arrangement that violates the rights granted to Investor by this Agreement.

4. OBLIGATIONS OF THE INVESTOR.

(a) Investor Information. The Investor has provided a completed Investor Questionnaire in the form attached hereto as Exhibit A as of the date hereof. The Investor shall provide any updates to the Investor Questionnaire at least five (5) business days prior to any Registration of Registrable Securities.

(b) Suspension of Sales. The Investor agrees that, upon receipt of any notice from the Company of the existence of Suspension Event as set forth in Section 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Investor’s receipt of an End of Suspension Notice. The Investor shall keep the fact that the Company has delivered a notice of a Suspension Event and any non-public information provided by the Company in connection therewith confidential, shall not disclose or reveal the notice of a Suspension Event or any such information to any person or entity and shall not use such information for securities trading or any other purpose.

(c) Blackout Periods. The Investor agrees not to offer, sell or otherwise dispose of any Registrable Securities during any trading “blackout” period under the Company’s insider trading policy.

(d) Investor Cooperation. The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement or new Registration Statement hereunder, unless the Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

5. EXPENSES OF REGISTRATION.

All Registration Expenses incurred in connection with Registrations pursuant to this Agreement shall be borne by the Company. All Selling Expenses shall be borne by the Investor.

6. INDEMNIFICATION.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act and the members, directors, officers, partners, employees, managers, agents, representatives and advisors of the Investor (each, an “Indemnified Person”), against any losses, obligation, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including court costs and costs of preparation), reasonable and documented attorneys’ fees, amounts paid in settlement or reasonable and documented expenses (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereof, or (ii) any violation or alleged violation by the Company or any of its subsidiaries of the Securities Act, Exchange Act or any other state securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such Registration of the Registrable Securities (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable out-of-pocket legal fees or other reasonable and documented expenses reasonably incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Investor or such Indemnified Person specifically for use in such Registration Statement or prospectus and was reviewed and approved in writing by the Investor or such Indemnified Person expressly for use in connection with the preparation of any Registration Statement, any prospectus or any such amendment thereof or supplement thereto, in each case if the foregoing was timely made available by the Company; and (B) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 8.

(b) In connection with the initial Registration Statement, any new Registration Statement or any prospectus, the Investor agrees to indemnify, hold harmless and defend, the Company, each of its directors, each of its officers who signed the initial Registration Statement or signs any new Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with information about the Investor furnished in writing by the Investor to the Company and reviewed and approved in writing by the Investor or such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any new Registration Statement, any prospectus or any such amendment thereof or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 8.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or the Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the Indemnified Party or Indemnified Person in respect to or arising out of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing or malfeasance by or on behalf of, the Indemnified Party or Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any Person receiving a payment pursuant to this Section 6 which person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) to the person making it.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by such seller from the sale of such Registrable Securities giving rise to such contribution obligation.

8. ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Investor; provided, however, that in any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company is a party and in which the Registrable Securities are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investor in connection with such transaction unless such securities are otherwise freely tradable by the Investor after giving effect to such transaction, and the prior written consent of the Investor shall not be required for such transaction.

The Investor may transfer or assign its rights hereunder, in whole or from time to time in part, to its affiliates in connection with the transfer of not fewer than 25% of the Registrable Securities then held by the Investor to such affiliate, provided that the Investor complies with all laws applicable thereto, and provides written notice of assignment to the Company promptly after such assignment is effected, and such affiliate agrees in writing to be bound by all of the provisions contained herein.

The provisions of this Agreement shall be binding upon and inure to the benefit of the Investor and its successors and permitted assigns.

9. TERMINATION; AMENDMENTS AND WAIVERS.

(a) This Agreement shall terminate and shall be of no further force and effect, and the parties hereto shall have no further rights or obligations hereunder, on the date that is ninety (90) days following the earlier of (i) the date on which the Board Representative is no longer an affiliate of Investor and (ii) the date on which the Board Representative ceases to serve on the Board; provided that the provisions of Section 5, Section 6, Section 7 and Section 10 shall survive such termination.

(b) The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, or waived only by a written instrument executed by the Company and the Investor.

10. MISCELLANEOUS.

(a) Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) three (3) days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt:

i. If to the Company, addressed as follows:

Veradigm Inc.

222 Merchandise Mart

Chicago, IL 60654

Attention: Senior Vice President, Deputy General Counsel and Corporate Secretary

Email: ejacobson@veradigm.com

with a copy (which shall not constitute notice):

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

Attention: Gary Gerstman; Beth Berg

Email: ggerstman@sidley.com; bberg@sidley.com

ii. If to the Investor, addressed as follows:

Stonehill Capital Management LLC

320 Park Ave., 26th Floor

New York, NY 10022

Attention: General Counsel

Email: pmalek@stonehillcap.com

with a copy (which shall not constitute notice):

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Attention: Louis Rambo; Joshua Apfelroth

Email: lrambo@proskauer.com; japfelroth@proskauer.com

Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.

(b) Consent to Electronic Notice. The Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic mail pursuant to Section 232 of the DGCL (or any successor thereto) at the e-mail address set forth below the Investor’s name on the signature page or Exhibit A, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.

(c) Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(e) Exclusive Jurisdiction. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in connection with any matter based upon or arising out of this Agreement and the other transactions contemplated by this Agreement or any other matters contemplated herein (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware). Each party agrees not to commence any legal proceedings related hereto except in such Court of Chancery (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, in any federal court within the State of Delaware). By execution and delivery of this Agreement, each party hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and to the appellate courts therefrom solely for the purposes of disputes arising under this Agreement and not as a general submission to such jurisdiction or with respect to any other dispute, matter or claim whatsoever. The parties hereto irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the delivery of copies thereof by overnight courier to the address for such party to which notices are deliverable hereunder. Any such service of process shall be effective upon delivery. Nothing herein shall affect the right to serve process in any other manner permitted by applicable law. The parties hereto hereby waive any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, or that it or any of its property is immune from the above-described legal process, (ii) any claim that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Agreement may not be enforced in or by such courts, or (iii) any other defense that would hinder or delay the levy, execution or collection of any amount to which any party hereto is entitled pursuant to any final judgment of any court having jurisdiction.

(f) Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(g) Counterparts. This Agreement may be executed in one (1) or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

(h) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i) Contract Interpretation. This Agreement is the joint product of the Investor and the Company, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(j) No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third-party beneficiary with respect to this Agreement or the transactions contemplated hereby.

(k) Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

(l) Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, each party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, stockholder, general or limited partner or member of the other party or any affiliates or assignees thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, stockholder, general or limited partner or member of the other party or any of any affiliates or assignees thereof, as such for any obligation of the Company or the Investor under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(m) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party shall be entitled to specific performance of the agreements and obligations of the other party hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

(n) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(o) Interpretation. For purposes of this Agreement, whenever the context requires: (i) the singular number shall include the plural, and vice versa; (ii) the masculine gender shall include the feminine and neuter genders; (iii) the feminine gender shall include the masculine and neuter genders; and (iv) the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including,” and words of similar meaning, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and the Exhibit to this Agreement. All references in this Agreement to “$” are intended to refer to U.S. dollars. The term “or” shall not be deemed to be exclusive. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. References in this Agreement to “as of the date hereof,” “as of the date of this Agreement” or words of similar import shall be deemed to mean “as of immediately prior to the execution and delivery of this Agreement.”

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of date first above written.

COMPANY: Veradigm Inc.

By:	/s/ Eric Jacobson
Name: Eric Jacobson
Title: Senior Vice President, Deputy General Counsel and Corporate Secretary

[Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of date first above written.

INVESTOR:

Stonehill Capital Management, LLC

By:	/s/ Jonathan Sacks
Name: Jonathan Sacks
Title: Partner

[Registration Rights Agreement]

Exhibit A

Investor Questionnaire

[Intentionally omitted.]